Exhibit 10.12

TRANSITION AND SEPARATION AGREEMENT AND GENERAL RELEASE

This Transition and Separation Agreement and General Release (hereinafter “Transition Agreement”) is offered to Colleen Dom (hereinafter “Employee”) this 9th day of November, 2026 by Franklin Covey Client Sales, Inc. (hereinafter “FranklinCovey”) (collectively, the “Parties”). In consideration of the mutual covenants and conditions set forth below, and intending to be legally bound thereby, FranklinCovey and Employee covenant and agree as follows:

1.
Continued Employment through Transition Period. As consideration for the Release set forth in Paragraph 3 of this Agreement, FranklinCovey will provide Employee with a fixed term of continued employment through June 1, 2027 (“Transition Period”) provided Employee signs this Transition Agreement and does not revoke the Release in Paragraph 3. Employee’s job duties and responsibilities with FranklinCovey during the Transition Period will include 1) performance of her existing job duties and responsibilities; 2) transferring knowledge and handing off responsibilities to those designated by management; and 3) advising the Company of all material information about any matters relating to her division and scope of authority. Employee agrees to give assistance and cooperation willingly in any and all matters relating to her experience, as FranklinCovey may request, including but not limited to providing information concerning, or assistance with, transitioning of Employee’s duties during the Transition Period (collectively, the “Transition Job Duties”). Employee shall be paid her current salary (less all customary federal, state, and local taxes and other withholdings) during the Transition Period. Such amounts shall be paid through FranklinCovey’s standard payroll practices. Employee is responsible for timely submitting any outstanding reimbursements in accordance with FranklinCovey’s policies. Any reimbursement requests that are not timely submitted shall be denied.

2.
Transition and Separation Benefits and Obligations.

a.
Transition Period. Employee must abide by all FranklinCovey policies and procedures during the Transition Period. FranklinCovey reserves the right to end the Transition Period early under the following circumstances:
i.
For cause: If Employee violates any FranklinCovey policies, fails to perform the Transition Job Duties as set forth in paragraph 1, or otherwise engages in any behavior or activity that constitutes misconduct, Employee’s employment will be immediately terminated, and she shall not be eligible for the Severance Benefits outlined in this Transition Agreement and Exhibit A.

ii.
Without cause: FranklinCovey may end the Transition Period at any time without cause, in which instance, Employee’s employment will terminate immediately but Employee will be paid her current salary (less all customary federal, state, and local taxes and other withholdings) through June 1, 2027 and will be eligible for the Severance Benefits outlined in this Transition Agreement and Exhibit A.

b.
Severance Benefits: In addition to any compensation otherwise due to Employee, and in exchange for Employee’s second release of claims at the end of the Transition Period, and provided Employee remains continuously employed by FranklinCovey through the Transition Period (or is terminated Without Cause, pursuant to Section 2(a)(ii) above), and provided Employee satisfies the other conditions in this Transition Agreement, FranklinCovey will provide Employee with the Severance Benefits set forth in Exhibit A.

3.
Release. In exchange for the benefits described in this Transition Agreement, Employee hereby fully and forever unconditionally releases and discharges FranklinCovey, all of its past and present parent, subsidiary, affiliated and related corporations, their predecessors, successors and assigns, together with their divisions and departments, and all past or present officers, directors, employees, insurers and agents of any of them (hereinafter referred to collectively as “Releasees”), and Employee covenants not to sue or assert against Releasees, for any purpose, any or all claims, administrative complaints, demands, actions and causes of action, of every kind and nature whatsoever, whether at law or in equity, and both negligent and intentional, arising from or in any way related to Employee’s employment by FranklinCovey, based in whole or in part upon any act or omission occurring on or before the date of this general release, without regard to Employee’s present actual knowledge of the act or omission, which Employee may now have, or which Employee, or any person acting on Employee’s behalf, may at any future time have or claim to have, including specifically, but not by way of limitation, matters which may arise at common law or under federal, state or local laws, including but not limited to the Employee Retirement Income Security Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, Worker Adjustment and Retraining Notification Act of 1988, the Equal Pay Act, the Family and Medical Leave Act, the Utah Labor Code, the Utah Antidiscrimination Act (Utah Code Ann. § 34A-5- 101 et seq.), the Utah Employment Relations and Collective Bargaining Act (Utah Code §§ 34-20-1 to 34-20-13), the Utah Right to Work Law (Utah Code §§ 34-34-1 to 34-34-17), the Utah Drug and Alcohol Testing Act (Utah Code §§ 34-38-1 to

34-38-15), the Utah Local Governmental Entity/Drug-Free Workplace Policies Act (Utah Code §§ 34-41-101 to 34-41-107), the Utah Protection of Activities in Private Vehicles Act (Utah Code §§34-45-101 to 34-45-107), the Utah Employment Selection Procedures Act (Utah Code §§ 34-46-101 to 34-46-302), the Utah Occupational Safety and Health Act (Utah Code

§§ 34A-6-101 to 34A-6-307), the Utah Genetic Information Privacy Act, each as amended, and any other local, state or federal laws, including amendments to each (collectively hereinafter referred to as “Released Claims”), excepting only any claim that cannot be released as a matter of law, including workers’ compensation, unemployment compensation, and COBRA rights claims. Employee does not waive or release any rights arising after the date of execution of this Agreement.

Nothing in this Transition Agreement prohibits Employee from reporting possible violations of federal or state law to the applicable government entity, including but not limited to the Equal Opportunity Employment Commission, the Department of Justice, the Securities and Exchange Commission, or the National Labor Relations Board. However, Employee’s release of claims in this Section 3 waives any alleged right to recover any monetary damages or other legal or equitable relief awarded as a result of any such proceedings in connection with any Released Claims.

4.
Employee Obligations and Covenants to FranklinCovey.

a.
Return of FranklinCovey Property: All FranklinCovey property issued to or in Employee’s possession must be returned to FranklinCovey by August 31, 2027 or earlier if requested by FranklinCovey. FranklinCovey property includes, without limitation, access cards, keys, computers, software, electronic files, cellular phones, databases, reports, manuals, drafts, records, marketing information, correspondence, discs, hard drives, client lists, books, credit cards, recordings, passwords, other computer data, etc.

c. Confidentiality: During Employee’s employment, Employee has obtained information or knowledge that is confidential and/or proprietary in nature concerning FranklinCovey’s business, operations, services, products, clients, or equipment. Employee hereby acknowledges that Employee remains subject to and agrees to abide by any and all existing duties and obligations respecting confidential business and/or proprietary information of FranklinCovey. Employee covenants and agrees not to disclose or assist others in using or disclosing any proprietary information or documents, including, without limitation, customer lists, vendor and supplier lists, internal product information, or any other confidential or proprietary information to compete or to assist others to compete, either directly or indirectly, with the business of FranklinCovey.

Nothing in this provision shall prevent Employee from making truthful statements under oath in connection with any government agency’s investigation, making truthful statements as a witness in a proceeding by a court of competent jurisdiction, making truthful statements to an administrative agency, or from disclosing truthful statements for any other purpose required by law.

5.
Compliance with Older Workers Benefit Protection Act & Age Discrimination in Employment Act.
a.
FranklinCovey hereby advises Employee in writing, and Employee acknowledges and represents that Employee is hereby advised to consult with an attorney prior to executing this Transition Agreement. Employee acknowledges and represents that Employee has had the opportunity to consult with an attorney before signing this Transition Agreement, and Employee either has done so, or has voluntarily chosen not to consult with an attorney. Employee acknowledges and represents that this Transition Agreement is written in a manner that is understandable, and that this Transition Agreement is entered into under Employee’s own free will and without duress or coercion from any person or entity.

b.
Employee acknowledges and agrees that the release of claims under the Age Discrimination in Employment Act contained in this Transition Agreement is given by Employee in exchange for consideration in addition to anything of value to which Employee may already be entitled. Employee does not waive any rights or claims that may arise after the execution date of this Transition Agreement.

c.
FranklinCovey hereby informs Employee in writing, and Employee acknowledges and represents that Employee has been informed that Employee has twenty-one (21) days within which to consider this Transition Agreement (the “Consideration Period”) and that this Transition Agreement will remain available for acceptance by Employee for this twenty-one (21) day Consideration Period, commencing on the date this Transition Agreement is provided to Employee.
d.
FranklinCovey hereby informs Employee in writing, and Employee acknowledges and represents that Employee has been informed that Employee has the right to rescind / revoke this Transition Agreement for a period of seven (7) days following the date upon which Employee timely executes this Transition Agreement. Should Employee choose to exercise this right, Employee agrees that any such notice must be provided to and received by FranklinCovey in writing prior to lapse of this 7-day revocation period.

e.
It is understood and agreed by the Parties hereto that if Employee timely exercises Employee’s right of revocation under Section 5.d., FranklinCovey shall have no obligations whatsoever under this Transition Agreement to Employee and that all of the obligations, representations, and warranties made by FranklinCovey in this Transition Agreement shall be null and void.

6.
Non-Assignment of Rights. Employee warrants that Employee has not assigned or transferred any right or claim described in the general release given in Section 3 above.

7.
No Reliance on Extraneous Information. Employee acknowledges that, in signing this Transition Agreement, Employee is not relying on any extraneous information provided to Employee by FranklinCovey, nor is Employee relying upon FranklinCovey to provide any information.

8.
Modification. No provision of this Transition Agreement shall be amended, waived, or modified except by an instrument in writing signed by the Parties hereto.

9.
Voluntary Execution. Employee hereby represents that Employee has read and understands the contents of this Transition Agreement, that no representations other than those contained herein have been made to induce Employee or to influence Employee to execute this Transition Agreement, but that Employee executes this Transition Agreement knowingly and voluntarily, after having been advised to seek independent legal counsel of Employee’s own choosing.

10.
Severability. If any provision of this Transition Agreement is held to be invalid, illegal, or unenforceable by any court of competent jurisdiction for any reason, the invalid or unenforceable portion shall be deemed severed from this Agreement and the balance of this Transition Agreement shall remain in full force and effect and be enforceable in accordance with the non-severed provisions of this Transition Agreement.
11.
Integration. This Transition Agreement contains the entire agreement between the Parties and supersedes all prior agreements. This Transition Agreement shall not be amended or otherwise modified in any manner except in a writing and executed by the Parties hereto. The Parties further acknowledge that they are not relying on any information or representations other than those recited in this Transition Agreement.

12.
Rights of Non-Parties. All persons or entities against whom claims are released or waived by this Transition Agreement are either party to, or intended beneficiaries of, this Transition Agreement and shall have the same right and ability to enforce the release or waiver provided by this Transition Agreement as though a party and signatory hereto.
13.
Right to Seek Legal Counsel. Employee acknowledges that Employee has been, and hereby is, advised to seek legal counsel and to review this document with legal counsel of Employee’s choice. Employee acknowledges that this Transition Agreement is written in a manner understandable to Employee.

14.
Binding Against Heirs. This Transition Agreement is binding upon the Parties hereto and their heirs, successors, and assigns.
15.
Non-Waiver. No failure to exercise or enforce or delay in exercising or enforcing, or partial exercise or enforcement of, any right, obligation, or commitment under this Transition Agreement shall constitute a waiver thereof, nor shall it preclude any other or further exercise or enforcement of any right, obligation, or commitment under this Transition Agreement.
16.
Signature by Counterparts. This Transition Agreement may be executed in one or more counterpart(s), each of which shall be valid and enforceable as an original signature as though all original signatures had been obtained on the signature page of this Transition Agreement.

17.
Employee Acknowledgement & Waiver. Employee agrees and acknowledges that Employee has been provided with a reasonable and sufficient Consideration Period within which to consider whether or not to accept this Transition Agreement. To the extent Employee chooses to sign this Transition Agreement before the Consideration Period expires, Employee hereby knowingly and voluntarily waives any further time for consideration.

ACCEPTED AND AGREED:

Date: 11/10/2026	/s/ Colleen Dom
EMPLOYEE

FRANKLIN COVEY CLIENT SALES, INC.

Date: 11/10/2026	By: /s/ Stephanie Talbot
Its: SVP, People Services

EXHIBIT A

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (hereinafter “Agreement”) is offered to Colleen Dom (hereinafter “Employee”) this 1st day of June, 2027 by Franklin Covey Client Sales, Inc. (hereinafter “FranklinCovey”) (collectively, the “Parties”). In consideration of the mutual covenants and conditions set forth below, and intending to be legally bound thereby, FranklinCovey and Employee covenant and agree as follows:

1.
Termination. Employee’s employment with FranklinCovey will be terminated effective June 1, 2027 (“Termination Date”), and all of Employee’s job duties and responsibilities with FranklinCovey will cease on June 1, 2027. Employee shall receive regular salary, wages, and commissions, if applicable (less all customary federal, state, and local taxes and other withholdings), earned through the Termination Date. Such amounts shall be paid through FranklinCovey’s standard payroll practices. Employee is responsible for timely submitting any outstanding reimbursements in accordance with FranklinCovey’s policies. Any reimbursement requests that are not timely submitted shall be denied.

2.
Severance Benefits.

a.
Severance Payment: In addition to any compensation otherwise due to Employee, and in exchange for Employee’s release of claims set forth in Section 3 of this Agreement, Employee shall receive severance compensation in the gross amount of $97,843.87 (“the Severance Payment”). The Severance Payment shall be payable in a single lump sum amount (less all customary federal, state, and local taxes and other withholdings that Employee would not otherwise be entitled to receive) on FranklinCovey’s first regular payday following the expiration of the 7-day revocation period referenced in Section 5.d. herein. Employee shall not be entitled to accrue any additional leave or other benefits subsequent to the Termination Date.
b.
Enhanced Severance Benefits

(i)
Short Term Incentive Plan: In exchange for Employee’s release of claims set forth in Section 3 of this Agreement, FranklinCovey will allow employee to remain eligible for her 2027 Short Term Incentive Plan (“STIP”) award as if Employee had remained employed through August 31, 2027. Any STIP award shall be paid according to the STIP plan documents and shall be determined by the Company’s 2027 STIP attainment set forth therein. For clarity, if the STIP attainment as set forth in the STIP plan documents are not met, Employee will not be entitled to any 2027 STIP award.

(ii)
Achiever’s Club Award: In exchange for Employee’s release of claims set forth in Section 3 of this Agreement, FranklinCovey will allow Employee to remain eligible for a Fiscal Year 2027 Achiever’s Club Award as if Employee had remained employed through August 31, 2027. Any Achiever’s Club Award shall be paid according to the Fiscal Year Achiever’s Club documents and shall be determined by the Company’s Fiscal Year 2027 Achiever’s Club attainment goals set forth in the Achiever’s Club document. For clarity, if the Achiever’s Club attainment goals are not met, Employee will not be entitled to any Fiscal Year 2027 Achiever’s Club Award.

3.
Release. In exchange for the Severance Benefits described in Section 2 above, Employee hereby fully and forever unconditionally releases and discharges FranklinCovey, all of its past and present parent, subsidiary, affiliated and related corporations, their predecessors, successors and assigns, together with their divisions and departments, and all past or present officers, directors, employees, insurers and agents of any of them (hereinafter referred to collectively as “Releasees”), and Employee covenants not to sue or assert against Releasees, for any purpose, any or all claims, administrative complaints, demands, actions and causes of action, of every kind and nature whatsoever, whether at law or in equity, and both negligent and intentional, arising from or in any way related to Employee’s employment by FranklinCovey, based in whole or in part upon any act or omission occurring on or before the date of this general release, without regard to Employee’s present actual knowledge of the act or omission, which Employee may now have, or which Employee, or any person acting on Employee’s behalf, may at any future time have or claim to have, including specifically, but not by way of limitation, matters which may arise at common law or under federal, state or local laws, including but not limited to the Employee Retirement Income Security Act, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Older Workers Benefit

Protection Act, the Americans with Disabilities Act, the Worker Adjustment and Retraining Notification Act of 1988, the Equal Pay Act, the Family and Medical Leave Act, the Utah Labor Code, the Utah Antidiscrimination Act (Utah Code Ann. § 34A-5-101 et seq.), the Utah Employment Relations and Collective Bargaining Act (Utah Code §§ 34-20-1 to 34-20-13), the Utah Right to Work Law (Utah Code §§ 34-34-1 to 34-34-17), the Utah Drug and Alcohol Testing Act (Utah Code §§ 34-38-1 to 34-38-15), the Utah Local Governmental Entity/Drug-Free Workplace Policies Act (Utah Code §§ 34-41-101 to 34-41-107), the Utah Protection of Activities in Private Vehicles Act (Utah Code §§34-45-101 to 34-45-107), the Utah Employment Selection Procedures Act (Utah Code §§ 34-46-101 to 34-46-302), the Utah Occupational Safety and Health Act (Utah Code

§§ 34A-6-101 to 34A-6-307), the Utah Genetic Information Privacy Act, each as amended, and any other local, state or federal laws, including amendments to each (collectively hereinafter referred to as “Released Claims”), excepting only any claim that cannot be released as a matter of law, including workers’ compensation, unemployment compensation, and COBRA rights claims. Employee does not waive or release any rights arising after the date of execution of this Agreement.

Nothing in this Agreement prohibits Employee from reporting possible violations of federal or state law to the applicable government entity, including but not limited to the Equal Opportunity Employment Commission, the Department of Justice, the Securities and Exchange Commission, or the National Labor Relations Board. However, Employee’s release of claims in this Section 3 waives any alleged right to recover any monetary damages or other legal or equitable relief awarded as a result of any such proceedings in connection with any Released Claims.

4.
Employee Obligations and Covenants to FranklinCovey.
a.
Deductions from Severance: All debts owed by Employee to FranklinCovey shall be deducted from the severance amount payable under this Agreement. Debts include, without limitation, loans or advances made to Employee, personal expenses incurred by Employee by Employee’s use of FranklinCovey instruments and facilities, such as long-distance charges, credit card charges, store purchases, and any overpayments made to Employee.

b.
Return of FranklinCovey Property: All FranklinCovey property issued to or in Employee’s possession must be returned to FranklinCovey on or before August 31, 2027. FranklinCovey property includes, without limitation, access cards, keys, computers, software, electronic files, cellular phones, databases, reports, manuals, drafts, records, marketing information, correspondence, discs, hard drives, client lists, books, credit cards, recordings, passwords, other computer data, etc.

c.
Confidentiality: During Employee’s employment, Employee has obtained information or knowledge that is confidential and/or proprietary in nature concerning FranklinCovey’s business, operations, services, products, clients, or equipment. Employee hereby acknowledges that Employee remains subject to and agrees to abide by any and all existing duties and obligations respecting confidential business and/or proprietary information of FranklinCovey. As a condition of receiving the Severance Benefits set forth in Section 2 above, Employee covenants and agrees not to disclose or assist others in using or disclosing any proprietary information or documents, including, without limitation, customer lists, vendor and supplier lists, internal product information, or any other confidential or proprietary information to compete or to assist others to compete, either directly or indirectly, with the business of FranklinCovey. Nothing in this provision shall prevent Employee from making truthful statements under oath in connection with any government agency’s investigation, making truthful statements as a witness in a proceeding by a court of competent jurisdiction, making truthful statements to an administrative agency, or from disclosing truthful statements for any other purpose required by law.

d.
Future Cooperation: Employee agrees to cooperate fully with the Company with respect to any investigations, legal proceedings, or inquiries from management relating to Employee’s transition of responsibilities and job duties. Employee agrees to remain available to participate in such matters, and, if necessary, provide testimony for pending legal proceedings. FranklinCovey will reimburse pre-approved out-of-pocket expenses incurred as a result of Employee’s cooperation under this provision.

5.
Compliance with Older Workers Benefit Protection Act & Age Discrimination in Employment Act.

a.
FranklinCovey hereby advises Employee in writing, and Employee acknowledges and represents that Employee is hereby advised to consult with an attorney prior to executing this Agreement. Employee acknowledges and represents that Employee has had the opportunity to consult with an attorney before signing this Agreement, and Employee either has done so, or has voluntarily chosen not to consult with an attorney. Employee acknowledges and represents that this Agreement is written in a manner that is understandable, and that this Agreement is entered into under Employee’s own free will and without duress or coercion from any person or entity.

b.
Employee acknowledges and agrees that the release of claims under the Age Discrimination in Employment Act contained in this Agreement is given by Employee in exchange for consideration in addition to anything of value to which Employee may already be entitled. Employee does not waive any rights or claims that may arise after the execution date of this Agreement.
c.
FranklinCovey hereby informs Employee in writing, and Employee acknowledges and represents that Employee has been informed that Employee has twenty-one (21) days within which to consider this Agreement (the “Consideration Period”) and that this Agreement will remain available for acceptance by Employee for this twenty-one (21) day Consideration Period, commencing on the date this Agreement is provided to Employee.

d.
FranklinCovey hereby informs Employee in writing, and Employee acknowledges and represents that Employee has been informed that Employee has the right to rescind / revoke this Agreement for a period of seven (7) days following the date upon which Employee timely executes this Agreement. Should Employee choose to exercise this right, Employee agrees that any such notice must be provided to and received by FranklinCovey in writing prior to lapse of this 7- day revocation period.

e.
It is understood and agreed by the Parties hereto that if Employee timely exercises Employee’s right of revocation under Section 5.d., FranklinCovey shall have no obligations whatsoever under this Agreement to Employee and that all of the obligations, representations, and warranties made by FranklinCovey in this Agreement shall be null and void.
6.
Non-Assignment of Rights. Employee warrants that Employee has not assigned or transferred any right or claim described in the general release given in Section 3 above.

7.
No Reliance on Extraneous Information. Employee acknowledges that, in signing this Agreement, Employee is not relying on any extraneous information provided to Employee by FranklinCovey, nor is Employee relying upon FranklinCovey to provide any information.
8.
Modification. No provision of this Agreement shall be amended, waived, or modified except by an instrument in writing signed by the Parties hereto.

9.
Voluntary Execution. Employee hereby represents that Employee has read and understands the contents of this Agreement, that no representations other than those contained herein have been made to induce Employee or to influence Employee to execute this Agreement, but that Employee executes this Agreement knowingly and voluntarily, after having been advised to seek independent legal counsel of Employee’s own choosing.

10.
Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable by any court of competent jurisdiction for any reason, the invalid or unenforceable portion shall be deemed severed from this Agreement and the balance of this Agreement shall remain in full force and effect and be enforceable in accordance with the non-severed provisions of this Agreement.

11.
Integration. This Agreement contains the entire agreement between the Parties and supersedes all prior agreements. This Agreement shall not be amended or otherwise modified in any manner except in a writing and executed by the Parties hereto. The Parties further acknowledge that they are not relying on any information or representations other than those recited in this Agreement.

12.
Rights of Non-Parties. All persons or entities against whom claims are released or waived by this Agreement are either party to, or intended beneficiaries of, this Agreement and shall have the same right and ability to enforce the release or waiver provided by this Agreement as though a party and signatory hereto.

13.
Right to Seek Legal Counsel. Employee acknowledges that Employee has been, and hereby is, advised to seek legal counsel and to review this document with legal counsel of Employee’s choice. Employee acknowledges that this Agreement is written in a manner understandable to Employee.

14.
Binding Against Heirs. This Agreement is binding upon the Parties hereto and their heirs, successors, and assigns.

15.
Non-Waiver. No failure to exercise or enforce or delay in exercising or enforcing, or partial exercise or enforcement of, any right, obligation, or commitment under this Agreement shall constitute a waiver thereof, nor shall it preclude any other or further exercise or enforcement of any right, obligation, or commitment under this Agreement.

16.
Signature by Counterparts. This Agreement may be executed in one or more counterpart(s), each of which shall be valid and enforceable as an original signature as though all original signatures had been obtained on the signature page of this Agreement.
17.
Employee Acknowledgement & Waiver. Employee agrees and acknowledges that Employee has been provided with a reasonable and sufficient Consideration Period within which to consider whether or not to accept this Agreement. To the extent Employee chooses to sign this Agreement before the Consideration Period expires, Employee hereby knowingly and voluntarily waives any further time for consideration.

ACCEPTED AND AGREED:

Date:
EMPLOYEE

FRANKLIN COVEY CLIENT SALES, INC.

Date:	By:
Its:

This agreement will not be valid unless signed by both parties on or after June 1, 2027.